Exhibit 99.2

          Attachment to Form 4 in accordance with instruction 4(b)(v).
                         FORM 4 JOINT FILER INFORMATION


Name and Address:                         D. E. Shaw & Co., L.P.
                                          120 West Forty-Fifth Street, Floor 39
                                          Tower 45
                                          New York, NY 10036
Date of Event
Requiring Statement:                      6/1/05
Issuer and Ticker Symbol:                 Copper Mountain Networks , Inc. (CMTN)
Relationship to Issuer:                   Other (see footnote 1)
Designated Filer:                         D. E. Shaw Laminar Portfolios, L.L.C.
Title of Security:                        Common Stock
Amount of Securities Beneficially Owned:  0 (See footnote 2)
Ownership Form:                           See footnote 1
Signature:                                See attached signature page



Name and Address:                         D. E. Shaw & Co., L.L.C.
                                          120 West Forty-Fifth Street, Floor 39
                                          Tower 45
                                          New York, NY 10036
Date of Event Requiring Statement:        6/1/05
Issuer and Ticker Symbol:                 Copper Mountain Networks , Inc. (CMTN)
Relationship to Issuer:                   Other (see footnote 1)
Designated Filer:                         D. E. Shaw Laminar Portfolios, L.L.C.
Title of Security:                        Common Stock
Amount of Securities Beneficially Owned:  0 (See footnote 2)
Ownership Form:                           See footnote 1
Signature:                                See attached signature page


Name and Address:                         David E. Shaw

                                          120 West Forty-Fifth Street, Floor 39
                                          Tower 45
                                          New York, NY 10036
Date of Event Requiring Statement:        6/1/05
Issuer and Ticker Symbol:                 Copper Mountain Networks , Inc. (CMTN)
Relationship to Issuer:                   Other (see footnote 1)
Designated Filer:                         D. E. Shaw Laminar Portfolios, L.L.C.
Title of Security:                        Common Stock
Amount of Securities Beneficially Owned:  0 (See footnote 2)
Ownership Form:                           See footnote 1
Signature:                                See attached signature page
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                                        D. E. SHAW & CO., L.P.

                                        By:   /s/ Julius Gaudio
                                             -----------------------------------
                                             Name: Julius Gaudio
                                             Title: Managing Director


                                        D. E. SHAW & CO., L.L.C.

                                        By:   /s/ Julius Gaudio
                                             -----------------------------------
                                             Name: Julius Gaudio
                                             Title: Managing Director


                                        DAVID E. SHAW

                                        By:   /s/ Julius Gaudio
                                             ---------------------------------
                                             Name: Julius Gaudio
                                             Title: Attorney-in-Fact
                                                    for David E. Shaw